EXHIBIT 99


                         FORM 3 JOINT FILER INFORMATION

Name:                                       H.I.G. Key Corporation

Address:                            1001 Brickell Bay Drive, 27th Floor
                                            Miami, Florida  33131

Designated Filer:                   H.I.G. Oncogenex, Inc.

Issuer & Ticker Symbol:             OncoGenex Pharmaceuticals, Inc. (OGXI)

Date of Event
Requiring Statement:                        August 21, 2008

Signature:                                  By: /s/ RICHARD SIEGEL
                                                --------------------------------
                                                Authorized Signatory

Name:                                       H.I.G. Horizon Corporation

Address:                            1001 Brickell Bay Drive, 27th Floor
                                            Miami, Florida  33131

Designated Filer:                   H.I.G. Oncogenex, Inc.

Issuer & Ticker Symbol:             OncoGenex Pharmaceuticals, Inc. (OGXI)

Date of Event
Requiring Statement:                        August 21, 2008

Signature:                                  By: /s/ RICHARD SIEGEL
                                                --------------------------------
                                                Authorized Signatory

Name:                                       Sami W. Mnaymneh

Address:                            1001 Brickell Bay Drive, 27th Floor
                                            Miami, Florida  33131

Designated Filer:                   H.I.G. Oncogenex, Inc.

Issuer & Ticker Symbol:             OncoGenex Pharmaceuticals, Inc. (OGXI)

Date of Event
Requiring Statement:                        August 21, 2008

Signature:                                  By: /s/ Sami W. Mnaymneh
                                                --------------------------------
                                                Sami W. Mnaymneh

Name:                                       Anthony Tamer

Address:                            1001 Brickell Bay Drive, 27th Floor
                                            Miami, Florida  33131

Designated Filer:                   H.I.G. Oncogenex, Inc.

Issuer & Ticker Symbol:             OncoGenex Pharmaceuticals, Inc. (OGXI)

Date of Event
Requiring Statement:                        August 21, 2008

Signature:                                  By: /s/ Anthony Tamer
                                                --------------------------------
                                                Anthony Tamer